UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2015

STOCK BUILDING SUPPLY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36050	26-4687975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Arco Corporate Drive, Suite 400

Raleigh, North Carolina 27617

(Address of principal executive offices) (Zip Code)

(919) 431-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 5, 2015, Stock Building Supply Holdings, Inc. (the “Company”) issued a press release announcing financial results for its third quarter ended September 30, 2015, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Stock Building Supply Holdings, Inc. dated November 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOCK BUILDING SUPPLY HOLDINGS, INC.

By	/s/ C. Lowell Ball

C. Lowell Ball
Senior Vice President, General Counsel and Corporate Secretary

Date: November 5, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Stock Building Supply Holdings, Inc. dated November 5, 2015